                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        American Dental Partners, Inc.
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
            Not Applicable


     (2) Form, Schedule or Registration Statement No.:
            Not Applicable


     (3) Filing Party:
            Not Applicable


     (4) Date Filed:
            Not Applicable

Notes:

                        AMERICAN DENTAL PARTNERS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 7, 1999


To the Shareholders of
American Dental Partners, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of American Dental Partners, Inc. (the "Company") will be held at the offices of Summit Partners located at 600 Atlantic Avenue, Suite 2800, Boston, Massachusetts 02210, on Friday, May 7, 1999 at 2:00 p.m., local time, for the following purposes:

          1.  To elect two Class II directors;

          2. To vote on a proposal to amend the Company's 1996 Stock Option Plan as described in this Proxy Statement;

          3. To vote on a proposal to amend the Company's 1996 Directors Stock Option Plan as described in this Proxy Statement; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on March 12, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend and wish to vote in person, at your request, we will cancel your proxy.

                                             By Order of the Board of Directors


                                             /s/ Gregory A. Serrao
                                             Gregory A. Serrao
                                             Chairman, President and Chief
                                             Executive Officer
Wakefield, Massachusetts
Dated: April 7, 1999


Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                        AMERICAN DENTAL PARTNERS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

                                    GENERAL


     This Proxy Statement is being furnished to the holders of common stock, $.01 par value, of American Dental Partners, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the office of Summit Partners located at 600 Atlantic Avenue, Suite 2800, Boston, Massachusetts 02210, on Friday, May 7, 1999, at 2:00 p.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting. This Proxy Statement and the form of proxy together with the 1998 Annual Report to Shareholders are first being sent to shareholders on or about April 7, 1999.

     All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated, the shares will be voted to elect the director nominees set forth under "Election of Directors" and in favor of the proposals set forth in the Notice of Annual Meeting as more fully described in this Proxy Statement. Any proxy may be revoked at any time prior to its exercise by delivery to the Company of a later dated proxy or by giving notice of revocation to the Company in writing. A shareholder's presence at the Annual Meeting does not by itself revoke the proxy.

     The close of business on March 12, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the record date, there were 7,466,880 shares of the Company's Common Stock outstanding and entitled to vote and approximately 62 shareholders of record. Each share of Common Stock is entitled to one vote. Only holders of Common Stock of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting.


                             ELECTION OF DIRECTORS

     The number of directors currently is fixed at five. The Board of Directors is divided into three classes, Class I, Class II, and Class III, with one Class I director and two directors in each of Class II and Class III. The directors in each class are elected to three-year terms. The terms of office of one class of directors expire each year at the annual meeting of shareholders and at such time as their successors are duly elected and qualified. The term of office of the Class II directors expires concurrently with the holding of the Annual Meeting, and the two incumbent directors in such Class have been nominated for re-election. There is no cumulative voting in the election of directors, and nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will not be counted in favor of or against any nominee.

     At the Annual Meeting, Common Stock represented by proxies, unless otherwise specified, will be voted to elect the nominees named below as Class II directors for a three-year term expiring in 2002. In the event that any nominee named below as a Class II director is unable to serve (which is not expected), the persons named in the proxy may vote for another nominee using their judgment.

                              CLASS II DIRECTORS
                            (NOMINEES FOR ELECTION)

                                                                                                 Expiration of
     Name of                                  Principal Occupation          A Director of the    Term for which
     Nominee             Age                and Business Experience           Company Since         Proposed
     -------             ---                -----------------------         -----------------    --------------
James T. Kelly            52          Chairman of the Board of Lincare        February 1997            2002
                                      Holdings Inc., a provider of home
                                      respiratory therapy services, since
                                      April 1994.

Martin J. Mannion         39          General Partner of Summit Partners,      January 1996            2002
                                      a private equity capital firm,
                                      where he has been employed since
                                      1985.

Set forth below is information relating to directors whose terms will continue after the Annual Meeting:

                              CLASS III DIRECTORS
                            (TERM EXPIRING IN 2000)

     Name of                                                                A Director of the
     Director            Age                  Principal Occupation            Company Since
     --------            ---                  --------------------          -----------------
Derril W. Reeves          55          Founder, Vice Chairman of the Board     February 1997
                                      of Directors and Chief Development
                                      Officer of PhyCor, Inc. where he
                                      has been employed since 1988.

Gregory A. Serrao         36          Founder, President, Chief Executive     December 1995
                                      Officer and Director of the Company
                                      since December 1995. Chairman since
                                      October 1997. From 1992 through
                                      December 1995, Mr. Serrao served as
                                      the President of National Specialty
                                      Services, Inc., a subsidiary of
                                      Cardinal Health, Inc.

                               CLASS I DIRECTOR
                            (TERM EXPIRING IN 2001)

     Name of                                                                A Director of the
     Director                  Age            Principal Occupation            Company Since
     --------                  ---            --------------------          -----------------
Gregory T. Swenson, D.D.S.      64    President of PDHC, Ltd. and Park        November 1996
                                      Dental since November 1996.
                                      Chairman and Chief Executive
                                      Officer of Park Dental from 1983
                                      until November 1996.


BOARD OF DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors does not have a standing nominating committee or a committee performing similar functions.

     The members of the Compensation Committee are Martin J. Mannion and Derril
W. Reeves. The Compensation Committee, which is responsible for making recommendations to the Board of Directors with respect to the compensation of executive officers of the Company, held four meetings during 1998 and took action once by written consent.

     The members of the Audit Committee are Martin J. Mannion, James T. Kelly and Derril W. Reeves. The Audit Committee, which is responsible for the appointment of the independent auditors, supervision of the annual audit of the Company's consolidated financial statements by the independent auditors and related matters, held two meetings during 1998.

     The Directors Stock Option Plan Committee is responsible for administering the Amended and Restated 1996 Directors Stock Option Plan. Gregory Serrao is the only member of the Directors Stock Option Plan Committee. The Committee took action once by written consent in 1998.

     The Board of Directors held four meetings and took action four times by written consent during 1998. Each director attended at least 75% of the meetings held by the Board of Directors and the committees on which he served during 1998.


COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving as directors. Each director who is not an employee of the Company or one of its subsidiaries receives a fee of $1,000 for attending each Board of Directors' meeting and $500 for attending each committee meeting. In addition, such directors are eligible to receive options under the Company's 1996 Amended and Restated Directors Stock Option Plan. These options are issued at such times and in such amounts as may be determined by the Directors Stock Option Plan Committee. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 31, 1999, by: (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) the Company's Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation Table; and (iv) the Company's directors and executive officers as a group. Under the rules of the Securities and Exchange Commission, a person is deemed to be a ''beneficial owner'' of a security if he or she has or shares the power to vote or direct the voting of such security, has or shares the power to dispose of or direct the disposition of such security, or has the right to acquire the security within 60 days. Accordingly, more than one person may be deemed to be the beneficial owner of the same security. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                                          Shares Beneficially Owned(1)
                                                                         -------------------------------
                                                                             Number         PERCENTAGE
                                                                         ---------------  --------------
Summit Ventures(2)....................................................         2,376,162           31.8%
Martin J. Mannion(2)..................................................         2,376,162           31.8%
Gregory A. Serrao(3)(9)...............................................           662,877            8.5%
Pilgrim Baxter & Associates, Ltd.(4)..................................           497,600            6.7%
Capital Research and Management Company(5)............................           443,000            5.9%
Delta Associates, Ltd.(6).............................................           378,001            5.1%
Gregory T. Swenson, D.D.S.(7)(9)......................................           338,485            4.5%
Ronald M. Levenson(8)(9)..............................................           154,747            2.0%
Forrest M. Flint(9)...................................................            27,993              *
Joseph V. Errante, D.D.S.(9)(10)......................................            20,280              *
William H. Bottlinger(9)..............................................            10,853              *
Derril W. Reeves(9)...................................................             7,825              *
James T. Kelly(9).....................................................             4,825              *
All executive officers and directors as a group (11 persons)(11)......         3,650,581           45.8%

___________________

  *   less than 1%
 (1) This table includes for each person or group of persons shares of Common Stock that may be purchased by such person or group pursuant to options which are currently exercisable or exercisable within 60 days of March 31, 1999. As of such date, a total of 7,466,880 shares of Common Stock were issued and outstanding and options for 679,476 shares were exercisable.
 (2) Represents 2,285,869 and 90,293 shares of Common Stock owned by Summit Ventures IV, L.P. and Summit Investors II, L.P., respectively. Summit Partners is affiliated with both limited partnerships. Mr. Mannion, a Director of the Company, is a general partner of Summit Partners. The address of Summit Partners and Mr. Mannion is 600 Atlantic Avenue, Suite 2800, Boston, Massachusetts 02110.
 (3) Includes 30,000 shares owned by a family trust, of which Mr. Serrao is the grantor and trustee, 5,000 shares held by Mr. Serrao's minor children and 5,000 shares held by Mr. Serrao's wife. The address for Mr. Serrao is American Dental Partners, Inc., 301 Edgewater Place, Suite 320, Wakefield, Massachusetts 01880.
 (4) The address for Pilgrim Baxter & Associates, Ltd. is 825 Duportail Road, Wayne, Pennsylvania 19087.
 (5) The address for Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.
 (6) Represents shares received by Delta Associates, Ltd. in connection with the Company's affiliation with PDHC, Ltd. The address of Delta Associates, Ltd. is 3560 Delta Dental Drive, Eagan, Minnesota 55122.
 (7) Includes 96,000 shares owned by a family trust, of which Dr. Swenson is the grantor.
 (8)  Includes 950 shares held by Mr. Levenson's minor children.
 (9) Includes options for 330,877 shares for Mr. Serrao, 8,650 shares for Dr. Swenson, 109,807 shares for Mr. Levenson, 27,663 shares for Mr. Flint, 250 shares for Dr. Errante, 7,807 shares for Mr. Bottlinger, 4,825 shares for Mr. Reeves and 4,825 shares for Mr. Kelly, respectively, which are currently exercisable or exercisable within 60 days of March 31, 1999.
(10) Includes 932 shares owned by a family trust, of which Dr. Errante is the grantor, and 1,390 shares owned by a family trust, of which Dr. Errante is the trustee.
(11) Includes options for 499,346 shares for all executive officers and directors as a group which are currently exercisable or exercisable within 60 days of March 31, 1999.

                            EXECUTIVE COMPENSATION

     Set forth below is summary information regarding the annual and long-term compensation of the Company's chief executive officer and the four most highly compensated executive officers of the Company whose annual compensation exceeded $100,000 during 1998:

                          SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION                              LONG-TERM AWARDS
                   --------------------------------------------------------     --------------------------------
                                                                 OTHER                               SECURITIES          ALL OTHER
                                                                 ANNUAL            RESTRICTED        UNDERLYING         COMPENSATION
                      YEAR      SALARY ($)      BONUS ($)     COMPENSATION/(1)/       STOCK          OPTIONS (#)           /(2)/
                     ------   ------------    ------------    ----------------     ------------      ------------      ------------
Gregory A. Serrao.... 1998    $   170,000      $  102,000      $         -         $         -           12,000         $      2,259
 Chairman, President  1997    $   153,000      $  123,600      $         -         $         -          189,600         $      1,946
 and Chief Executive  1996    $   144,000/(3)/ $   90,000      $   136,543/(4)/    $    99,500/(5)/     270,270         $        519
 Officer

Ronald M. Levenson... 1998    $   165,000      $   66,000      $         -         $         -           12,000          $     2,200
 Senior Vice          1997    $   153,000      $   82,400      $         -         $         -          126,000          $     1,946
 President,
 Chief Financial      1996    $   101,000/(3)/  $   41,600      $    23,000/(6)/   $         -           81,000          $         -
 Officer and
 Treasurer

William H.            1998    $   152,880      $   65,800      $         -         $         -            4,523          $         -
 Bottlinger..........
 Vice President-      1997    $   143,000/(3)/ $   58,800      $    57,900/(6)/    $         -           15,000          $         -
 Regional
 Operations and       1996    $         -      $        -      $         -         $         -                -          $         -
 Chief Information
 Officer

Forrest M. Flint..... 1998    $   130,000      $   26,250      $         -         $         -            1,692          $     2,430
 Vice President-      1997    $   125,000      $   30,000      $         -         $         -            7,200          $     2,340
 Business
 Development          1996    $    14,000/(3)/ $   15,000      $         -         $         -           36,000          $       288

Joseph V. Errante,
 DDS................. 1998    $   120,000      $      717      $         -         $         -           11,000           $    4,943
 Vice President-      1997    $         -      $        -      $         -         $         -                -           $        -
 Regional
 Operations           1996    $         -      $        -      $         -         $         -                -           $        -

__________________
(1) Except as specifically noted, no Other Annual Compensation for any Named Executive Officer exceeded $50,000 or 10% of the total salary and bonus for such officer.
(2)  Represents matching contributions under the Company's 401(k) plan.
(3)  Represents less than one full year's compensation.
(4) Consists of a tax offset bonus in the amount of $84,461 paid with respect to the restricted Common Stock issued to Mr. Serrao in January 1996 and moving and relocation expenses in the amount of $52,082.
(5) Represents the dollar value (net of consideration paid) of 300,000 shares of restricted Common Stock issued to Mr. Serrao in January 1996, based upon the fair market value of such shares on the date of issuance. Such shares are subject to repurchase rights in favor of the Company upon the occurrence of certain events, including the termination of Mr. Serrao's employment. Such repurchase rights lapse ratably during the first four years of Mr. Serrao's employment and upon the occurrence of certain other events. As of December 31, 1998, 81,180 shares of restricted Common Stock with a fair market value on such date of $938,644 were held by Mr. Serrao. Dividends, if declared and paid upon the Common Stock, will be paid on such restricted stock.
(6)  Consists of moving and relocation expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all grants of stock options to the executive officers named in the Summary Compensation Table during 1998:

                                                                                                             Potential Realizable
                                                  Individual Grants                                            Value at Assumed
                                      ---------------------------------------                                Annual Rates of Stock
                                           Number of                                                          Price Appreciation
                                          Securities        % of Total          Exercise                       for Option Term
                                      Underlying Options  Options Granted        Price        Expiration     --------------------
                                         Granted (#)(1)    in Fiscal Year       ($/Share)        Date         5% ($)     10% ($)
                                      ------------------  ---------------    -------------    ----------     ---------  ---------
Gregory A. Serrao..................         12,000                12%              $13.00       2/27/08      $98,108     $248,624
Ronald M. Levenson.................         12,000                12%              $13.00       2/27/08      $98,108     $248,624
William H. Bottlinger..............          4,523                 4%              $13.00       2/27/08      $36,978     $ 93,710
Forrest M. Flint...................          1,692                 2%              $13.00       2/27/08      $13,833     $ 35,056
Joseph V. Errante, D.D.S...........          1,000                 1%              $14.17       1/01/08      $ 8,911     $ 22,583
                                            10,000                10%              $11.50      11/06/08      $72,323     $183,280

----------
(1) All option grants were issued under the Amended and Restated 1996 Stock Option Plan, as amended. The exercise price of such options is no less than the fair market value of the Company's Common Stock on the date of grant. Options become exercisable in equal annual installments over a four-year period.


  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

     The following table sets forth the number of securities underlying unexercised options and the value of in-the-money stock options held by the executive officers named in the Summary Compensation Table as of December 31, 1998 (1):

                                                     Number of Securities Underlying               Value of Unexercised
                                                         Unexercised  Options at                   In-the-Money Options
                                                          December 31,  1998(#)                  at December 31, 1998 ($)
                                                     -------------------------------          ---------------------------------
                                                     Exercisable      Unexercisable           Exercisable        Unexercisable
                                                     -----------      --------------          --------------     -------------

Gregory A. Serrao............................          325,477            146,393                 $3,035,808       $      -
Ronald M. Levenson...........................           90,307            128,693                 $  572,858       $336,975
William H. Bottlinger........................            5,213             14,310                 $        -       $      -
Forrest M. Flint.............................           27,240             17,652                 $   82,235       $ 34,135
Joseph V. Errante, D.D.S.....................                -             11,000                 $        -       $    625

-----------
(1) There were no stock options exercised by executive officers named in the Summary Compensation Table during 1998.

EMPLOYMENT AGREEMENTS

   The Company has a five-year employment agreement with Mr. Serrao which terminates in January 2001. Under his employment agreement, Mr. Serrao receives an annual base salary, which was $170,000 in 1998 (subject to potential annual salary increases), and a bonus in an amount up to 60% of his then current base salary. Mr. Serrao is also subject to non-competition and confidentiality provisions in the employment agreement. If Mr. Serrao's employment is terminated prior to the end of the five-year term by the Company without cause or by Mr. Serrao for "good reason" (as defined in the employment agreement), he is entitled to receive severance benefits which include severance payments in an amount equal to his then current annual base salary and health care benefits for one year after termination.

  The Company has a three-year employment agreement with Mr. Levenson which terminates in April 1999. Under his employment agreement, Mr. Levenson receives an annual base salary, which was $165,000 in 1998 (subject to potential annual salary increases), and a bonus in an amount up to 40% of his then current base salary. Mr. Levenson is also subject to non-competition and confidentiality provisions in the employment agreement. If Mr. Levenson's employment is terminated prior to the end of the three-year term by the Company without cause or by Mr. Levenson for "good reason" (as defined in the employment agreement), he is entitled to receive severance benefits which include severance payments in an amount equal to his then current annual base salary and health care benefits for one year after termination.

  The Company has a three-year employment agreement with Mr. Flint which terminates in November 1999. Under his employment agreement, Mr. Flint receives an annual base salary, which was $130,000 in 1998 (subject to potential annual salary increases), and a bonus in an amount up to 25% of his then current base salary. Mr. Flint is also subject to non-competition and confidentiality provisions in the employment agreement. If Mr. Flint's employment is terminated prior to the end of the three-year term by the Company for any reason other than for cause, he is entitled to receive severance benefits which include severance payments in an amount equal to his then current base salary for the remainder of such term.

  The Company has a four-year employment agreement with Dr. Errante which terminates in January 2003. Under his employment agreement, Dr. Errante receives an annual base salary of $140,000 (subject to potential annual salary increases) and a bonus in an amount up to 35% of his then current base salary. Dr. Errante is also subject to non-competition and confidentiality provisions in the employment agreement. If Dr. Errante's employment is terminated prior to the end of the four-year term by the Company for any reason other than for cause, he is entitled to receive severance benefits which include severance payments in an amount equal to the lesser of the remainder of the term or one year of his then current base salary.

COMPENSATION COMMITTEE INTERLOCKS

  Prior to October 27, 1997, the Company did not have a separate Compensation Committee or other committee performing equivalent functions. As a result, compensation decisions prior to that time were made by the Company's Board of Directors consisting of Messrs. Serrao, Kelly, Mannion, Reeves and Dr. Swenson. Messrs. Mannion and Reeves serve as the current members of the Company's Compensation Committee. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors or Compensation Committee.

                             CERTAIN TRANSACTIONS

  The Company and a group of investors (collectively, the "Purchasers") were parties to various agreements and transactions which were entered into in connection with the initial capitalization of the Company. The Purchasers included, among others, Mr. Serrao and certain limited partnerships which are affiliated with Summit Partners. Mr. Mannion, a Director of the Company, is a general partner of Summit Partners. Summit Partners and its affiliated limited partnerships are hereinafter collectively referred to as "Summit Partners."

  The Company and the Purchasers were parties to a Series A and Series B Preferred Stock Purchase Agreement dated January 8, 1996, as amended (the "Preferred Stock Purchase Agreement"), pursuant to which the Purchasers purchased, in the aggregate, 400,000 shares of Series A Convertible Preferred Stock at a price of $19.75 per share and 70,000 shares of Series B Redeemable Preferred Stock at a price of $100 per share. In addition, in connection with entering into the Preferred Stock Purchase Agreement, the Purchasers purchased an aggregate of 300,000 shares of Common Stock at $0.33 per share. The aggregate purchase price for all Preferred and Common Stock purchased by the Purchasers was $15,000,000. The proceeds from the sale of such shares were used by the Company in connection with affiliations with dental practices and for general working capital purposes. The following table describes the number of shares of Series A and Series B Preferred Stock and Common Stock purchased by Mr. Serrao and Summit Partners:

                         Number of Shares
                        --------------------
                        Series A Convertible  Series B Redeemable  Common
                          Preferred Stock       Preferred Stock     Stock
                        --------------------  -------------------  -------
Gregory A. Serrao......                2,933                  513    2,200
Summit Partners........              349,600               61,180  278,563

  The Series A Convertible Preferred Stock was converted into 17,600 and 2,097,599 shares of Common Stock for Mr. Serrao and Summit Partners, respectively, upon completion of the initial public offering ("IPO") in April, 1998. Approximately $7.9 million of the proceeds of the IPO were used to redeem all of the Series B Preferred Stock, including unpaid dividends. In connection with such redemption, Mr. Serrao and Summit Partners received $57,572 and $6,861,887, respectively.

  The Company and the Purchasers are parties to a Registration Rights Agreement dated January 8, 1996, as amended (the "Purchasers Registration Rights Agreement"), pursuant to which the Purchasers have the right, subject to certain restrictions, to cause the Company to effect a registration of their shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"). The Purchasers also have certain "piggy back" registration rights in the event the Company registers any of its securities for either itself or for security holders exercising their registration rights.

  In addition, Mr. Levenson, the Company's Senior Vice President, Chief Financial Officer and Treasurer, was a party to such agreements and transactions. Pursuant to the Preferred Stock Purchase Agreement, Mr. Levenson purchased 5,600 shares of Series A Convertible Preferred Stock at a price of $19.75 per share and 980 shares of Series B Redeemable Preferred Stock at a price of $100 per share. In addition, in connection with entering into the Preferred Stock Purchase Agreement, Mr. Levenson purchased 4,199 shares of Common Stock at $0.33 per share. The Series A Convertible Stock was converted into 33,600 shares of Common Stock at the completion of the IPO. As part of the redemption of the Series B Redeemable Preferred Stock with a portion of the proceeds of the IPO, Mr. Levenson received $109,714. Mr. Levenson is also a party to the Purchasers Registration Rights Agreement.

  The Company acquired PDHC, Ltd. ("Park") pursuant to an Acquisition and Exchange Agreement effective November 12, 1996 (the "Acquisition Agreement"), among the Company, Park and all of the shareholders of Park, including Dr. Swenson. Under the Acquisition Agreement, the shareholders of Park received an aggregate of $3.3 million in cash, $1.5 million principal amount of Subordinated Notes of the Company and 1,260,000 shares of Common Stock in consideration for the exchange of all of their Park shares. Dr. Swenson received $74,848 in principal and interest payments under the Subordinated Notes in 1998. The terms and conditions of the acquisition of Park, including the consideration received for the exchange of the Park shares, were based upon arms-length negotiations between representatives of the Company and Park, including Dr. Swenson.

  The Company acquired Smileage Dental Care, Inc. pursuant to an Agreement and Plan of Merger and Reorganization effective December 23,1996 (the "Merger Agreement"), among the Company, American Dental Partners of Wisconsin, Inc. ("American"), Smileage Dental Care, Inc. ("Smileage") and the shareholders of Smileage, including Jesley C. Ruff., D.D.S., who became Vice President - Chief Professional Officer on January 1, 1999. Under the Merger Agreement, the shareholders of Smileage received an aggregate of $546,250 in cash, $247,500 principal amount of Subordinated Notes of the Company and 304,200 shares of Common Stock in consideration of the merger of Smileage with American. Dr. Ruff received $3,955 in principal and interest payments under the Subordinated Notes in 1998. The terms and conditions of the acquisition of Smileage, including the consideration received for the exchange of the Smileage shares, were based upon arms-length negotiations between representatives of the Company and Smileage, including Dr. Ruff.

  The Company acquired Innovative Practice Concepts, Inc. pursuant to a Stock Purchase Agreement dated December 22, 1997 (the "Purchase Agreement") among the Company, Associated Dental Care Providers, P.C. ("Associated"), Innovative Practice Concepts, Inc. ("IPC") and the shareholders of IPC. The transaction was effective January 1, 1998. Under the Purchase Agreement, the shareholders of IPC received an aggregate of $2,910,000 in cash less certain amounts applied to pay off indebtedness of IPC to Joseph V. Errante, D.D.S. and his sister Margaret E. Errante, D.D.S., $500,000 principal amount of Subordinated Notes of the Company and 34,800 shares of Common Stock in consideration for the exchange of all of their IPC shares. All of the stock of IPC was owned by Dr. Joseph Errante, Dr. Margaret Errante and trusts for the benefit of certain members of their families. The terms and conditions of the acquisition of IPC, including the consideration received for the exchange of the IPC shares, were based upon arms-length negotiations between representatives of the Company and representatives of IPC, including Dr. Joseph Errante. Dr. Joseph Errante was elected to the office of Vice President - Regional Operations in November 1998.

  The Company entered into registration rights agreements with the former shareholders of each of Park and Smileage. These registration rights agreements contain provisions which grant the former shareholders of Park and Smileage piggy back registration rights in the event the Company registers any of its securities for either itself or for security holders exercising their registration rights. In addition, the former Park shareholders may require registration of their shares of Common Stock (subject to the other general applicable limitations on the Company's registration obligations) on one occasion if and to the extent that they have not otherwise had the opportunity to register their shares during the three-year period following the completion of the IPO.

  In connection with the Park, Smileage and IPC transactions, the Company entered into service agreements with the professional corporations owned in part by Drs. Swenson, Ruff and Errante, respectively. These professional corporations are PDG, P.A. ("PDG"), Wisconsin Dental Group, S.C. ("WDG") and Associated Dental Care Providers, P.C. ("Associated"). These service agreements are on substantially the same terms and conditions as all of the Company's other service agreements. The amounts received by subsidiaries of the Company under the service agreements with PDG, WDG and

Associated in 1998 were approximately $34,414,000, $10,270,000 and $4,467,000, respectively. Dr. Swenson owns approximately 6% of the issued and outstanding capital stock of PDG, Dr. Ruff owns approximately 13% of the issued and outstanding capital stock of WDG and Dr. Errante owns approximately 23% of the issued and outstanding capital stock of Associated.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors regularly reviews executive compensation policies and levels and evaluates the performance of management in the context of the Company's performance. The Compensation Committee is composed entirely of independent outside directors.

     The Compensation Committee's primary objective with respect to executive compensation is to establish programs which attract and retain key managers and align their compensation with the Company's overall business strategies, values and performance. To this end, the Compensation Committee has established an executive compensation philosophy which includes the following considerations:

     . An emphasis on performance based compensation that differentiates compensation results based upon corporate, operating unit, and individual performance;

     . Recognition of both quantitative and qualitative performance objectives in light of an executive officer's responsibilities;

     . A mix of short-term cash and long-term stock based compensation which aligns the interests of the Company's executive officers with the interests of the Company's shareholders.

     In light of these considerations, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. Certain of the executive officers have employment agreements that specify certain minimum compensation for such officers. Base salaries for executive officers are determined on the basis of individual performance, level of responsibility and market competitive considerations. The Company's executive officers are eligible to receive annual cash bonuses in amounts varying as a percentage of base salary depending upon each executive's level of responsibility and function. Performance objectives are established for each executive officer, including specific quantitative objectives related to improving the Company's financial performance and other more qualitative and developmental criteria. For executive officers with primary operating unit responsibilities, annual cash bonuses are based primarily on the achievement of specific quantitative objectives related to the financial performance of the operating unit. For executive officers with primary staff or corporate responsibilities, the annual cash bonuses are based on achievement of specific corporate performance objectives as well as individual qualitative criteria. The Company's executive officers are also eligible to receive grants of stock options under the Company's Amended and Restated 1996 Stock Option Plan, as amended. Grants under this Plan are designed to align a significant portion of the executive compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

     In determining Mr. Serrao's compensation for 1998, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Serrao's base salary for 1998 was $170,000. Like other executive officers, Mr. Serrao also received an incentive bonus determined on the basis of individual and Company performance, including specific quantitative objectives and more qualitative criteria. Mr. Serrao was awarded an incentive bonus of $102,000 for 1998. In addition, Mr. Serrao was awarded options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $13.00 per share in order to provide him with a long-term incentive tied to the Company's performance.

                                             COMPENSATION COMMITTEE

                                             Martin J. Mannion
                                             Derril W. Reeves

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Company's Common Stock with the cumulative total return of a hypothetical investment in each of the Russell 2000 Index and an index of dental practice management companies based on the respective market price of each such investment at April 16, 1998 (the date of the Company's IPO), June 30, 1998, September 30, 1998 and December 31, 1998, assuming in each case an initial investment of $100 on April 15, 1998 and the reinvestment of dividends.

                 COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN
         AMONG AMERICAN DENTAL PARTNERS, INC., THE RUSSELL 2000 INDEX
                              AND PEER GROUP (1)


                             [GRAPH APPEARS HERE]



     The foregoing graph is not, nor is it intended to be, indicative of future performance of the Company's common shares.

_______________________

(1) The peer group of dental practice management companies includes Apple Orthodontix, Inc., Birner Dental Management Services, Inc., Castle Dental Centers, Inc., Coast Dental Services, Inc., Dental Care Alliance, Inc., Gentle Dental Service Corporation, Monarch Dental Corporation, Orthodontic Centers of America, Inc., OrthAlliance, Inc., and Pentegra Dental Group, Inc.

PROPOSAL 1 - AMENDMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN TO AUTHORIZE ADDITIONAL COMMON SHARES AVAILABLE FOR GRANT

     The Company's Board of Directors originally adopted the Amended and Restated 1996 Stock Option Plan, as amended (the "1996 Plan") in January 1996, and it was approved by the Company's shareholders on February 9, 1996. The Board of Directors has approved an amendment to the 1996 Plan to increase by 300,000 shares the total number of shares of Common Stock available for awards under the Plan and directed that such amendment be submitted to the Company's shareholders for approval. Such amendment will not be effective absent shareholder approval.

DESCRIPTION OF THE PLAN

     Under the 1996 Plan, awards of options to purchase shares of Common Stock may be made to key employees of the Company and its subsidiaries (including officers and directors who are also employees). The options provided for under the 1996 Plan may be either incentive stock options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options which do not qualify for such treatment.

     Options granted under the 1996 Plan are granted at a price per share which is no less than the fair market value of the Common Stock at the time of grant. Options granted pursuant to the 1996 Plan expire ten years from the date of grant. The purchase price of the Common Stock subject to the options must be paid in full by an optionee at the time of exercise of such options. Options granted under the 1996 Plan are exercisable at such time or times as the Compensation Committee determines at the time of grant. Unless otherwise determined by the Compensation Committee, the unexercised portion of any option granted under the 1996 Plan will terminate 90 days after the grantee of such option ceases to be an employee of the Company or one of its subsidiaries (such 90-day period becomes one year if the grantee's employment with the Company or one of its subsidiaries terminates because of the grantee's death or permanent disability). The 1996 Plan is not subject to the Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Code.

     The 1996 Plan is administered by the Compensation Committee, each member of which is a "Non-Employee Director" (as defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934) and an "outside director" within the meaning of Section 162(m) of the Code.

DESCRIPTION OF THE AMENDMENT

     The 1996 Plan was originally adopted in January 1996 to provide options to officers and key employees of the Company and its subsidiaries. Prior to the Board of Directors' approval of the additional 300,000 shares on February 26, 1999, the total number of shares of Common Stock subject to the 1996 Plan was 973,246.

     As proposed to be amended, the total number of shares of Common Stock available for issuance would be increased by 300,000 shares, which would mean that a total of 1,273,246 shares would be available for issuance under the 1996 Plan, of which 871,247 shares were outstanding at March 31, 1999.

     As described under the heading, "Compensation Committee Report," the Company makes annual grants of stock options to its management personnel, including its executive officers. During the fiscal year ended December 31, 1998, the Company granted awards under the 1996 Plan covering an aggregate of 101,518 shares of Common Stock. As the Company continues to grow and add employees, it anticipates an increase in the aggregate number of shares of Common Stock subject to grants under the 1996 Plan each year. Without authorizing additional Common Stock available for grant under the 1996

Plan, the Company would be unable to continue its annual grant program and could be disadvantaged in attracting and retaining key management personnel.

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present or represented by proxy at the Annual Meeting will be required for approval of this proposal. Broker non-votes and abstentions will have the same effect as votes against the proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


PROPOSAL 2 - AMENDMENT OF THE COMPANY'S 1996 DIRECTORS STOCK OPTION PLAN TO AUTHORIZE ADDITIONAL COMMON SHARES AVAILABLE FOR GRANT

     The Company's Board of Directors originally adopted the Amended and Restated 1996 Directors Stock Option Plan, as amended (the "Directors Plan") in September 1996, and it was approved by the Company's shareholders on October 29, 1997. The Board of Directors has approved the amendment to the Directors Plan described below and directed that such amendment be submitted to the Company's shareholders for approval. Such amendment will not be effective absent shareholder approval.

DESCRIPTION OF THE PLAN

     The Directors Plan was originally adopted in September 1996 to grant options to those directors of the Company who are not employees or officers of the Company or any subsidiary of the Company. The objective of the Directors Plan is to advance the interests of the Company and its stockholders by providing eligible directors with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development and financial success.

     Options granted under the Directors Plan are not intended to qualify as incentive stock options under Section 422 of the Code. The Directors Plan is administered by the Directors Stock Option Plan Committee, the members of which shall not include any directors eligible to receive awards under the Directors Plan. The exercise price per share issuable under the Directors Plan shall be determined by the Committee but shall not be less than the fair market value per share on the date the option is granted. Options granted under the Directors Plan shall be exercisable for a period of ten years after the date on which the options are granted. Options granted under the Directors Plan are exercisable at such time or times and on the basis of such criteria, including the performance of the Company, as the Directors Stock Option Plan Committee determines at the time of grant. Unless otherwise determined by the Directors Stock Option Plan Committee at the time a director ceases to be a director eligible to participate in the Plan, any non-vested portion of the option granted to such director under the Directors Plan automatically terminates and the vested but unexercised portion of any option will terminate 90 days after the grantee of such option ceases to be eligible to participate in the Directors Plan (such 90-day period becomes one year if the grantee's status as an eligible director terminates because of the grantee's death or disability).

DESCRIPTION OF THE AMENDMENT

     Prior to the Board of Directors' approval of an additional 25,000 shares on February 26, 1999, the total number of shares of Common Stock subject to the Directors Plan was 60,000.

     As proposed to be amended, the total number of shares available for grant would be increased by 25,000 shares, which would mean that a total of 85,000 shares would be available for issuance under the Directors Plan, of which 36,800 shares were issued and outstanding as of March 31, 1999. The guidance and direction provided by the Board of Directors has been and is expected to continue to be of great value to the Company. Grants of options under the Directors Plan help the Company retain directors and continue to have the benefit of their guidance and direction.

     The affirmative vote of the holders of a majority of the Common Shares entitled to vote and present or represented by proxy at the Annual Meeting will be required for approval of this proposal. Broker non-votes and abstentions will have the same effect as votes against the proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP has been selected by the Board of Directors as the independent public accountants for the Company for its fiscal year ending December 31, 1999.

     It is expected that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if desired and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") at the 2000 annual meeting of shareholders must be received by the Company on or before December 9, 1999 for inclusion in the proxy statement and form of proxy relating to the 2000 annual meeting of shareholders. In order for a shareholder proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company no later than February 22, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with by such persons.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph. If there are follow-up requests for proxies, the Company may employ other persons for such purpose.

                                                                         ANNEX A
                        AMERICAN DENTAL PARTNERS, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------


     1.  Purpose of the Plan.
         -------------------

     This stock option plan (the "Plan") is intended to encourage ownership of the stock of American Dental Partners, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

     2.  Stock Subject to the Plan.
         -------------------------

         (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.01 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed One Hundred Forty-Five Thousand Five Hundred Forty One (145,541) shares, subject to adjustment as provided in Section 12 hereof.

         (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors or Committee.

     3.  Administration of the Plan.
         --------------------------

     The Plan shall be administered by the Company's board of directors (the "Board"). The Board shall have the power and authority to: (a) approve eligible persons as recipients of options; (b) approve the grant of options; (c) approve the terms and conditions, not inconsistent with the terms hereof, of any option, including without limitation time and performance restrictions, and approve the form of Agreement (as defined in Section 6, below); (d) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (e) interpret the terms and provisions of the Plan and any option granted and any agreements relating thereto; and (f) take any other actions the Board considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Board pursuant to the provisions hereof, including without limitation decisions with respect to eligible persons to be granted options and the number of options, shall be made in the Board's sole discretion and shall be final and binding on all persons.

     The Board may, in its discretion at any time or from time to time, appoint a committee (the "Committee") of not less than one director to administer the Plan, in which event the Committee shall have such of the powers and duties of the Board under the Plan as the Board shall delegate to the Committee. The member or members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company.

     Notwithstanding the foregoing to the contrary, beginning at such time as the Company has completed an initial public offering (an "IPO") for its common stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), including registration of the Shares under
Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), any option granted to a person who, because of his relationship with the Company, is subject to the reporting requirements of Section 16(a) of the 1934 Act, shall not be effective unless (a) the grant of such option is approved by either the Board or a committee consisting solely of two or more "Non-Employee Directors" (as defined in Rule 16b-3(b)(3) promulgated under the 1934 Act), (b) the grant of such option is approved or ratified by the stockholders of the Company, in compliance with Section 14 of the 1934 Act, not later than the date of the annual meeting of the Company's stockholders next following the date of such grant, or (c) such option, by its terms, provides that shares of Common Stock received upon exercise of the option may not be disposed of before at least six months have elapsed from the date the option was granted.

     4.  Type of Options.
         ---------------

     Options granted pursuant to the Plan shall be authorized by action of the Board of Directors and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board of Directors. The Plan shall be administered by the Board of Directors in such manner as to permit options to qualify as incentive stock options under the Code.

     5.  Eligibility.
         -----------

     Options designated as incentive stock options shall be granted only to key employees (including officers and directors who are also employees) of the Company and its subsidiaries. Options designated as non-qualified options may be granted to officers, key employees and, consultants and advisors of the Company or of any of its subsidiaries. "Subsidiary" or "subsidiaries" shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

     Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted an option pursuant to the Plan.

     The Board shall, from time to time, at its sole discretion, select from such eligible persons those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of an individual or person to be granted an option, as well as in determining the number of shares to be granted to any individual or person, the Board of Directors in its sole discretion shall take into account the position and responsibilities of the individual or person being considered, the nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors may deem relevant.

     No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

     6.  Option Agreement.
         ----------------

     Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board of Directors, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Board of Directors. More than one option may be granted to an individual.

     7.  Option Price.
         ------------

     The exercise price per share of Common Stock issuable upon exercise of an option shall be determined by the Board at the time of grant and set forth in the applicable Agreement; provided that such exercise price shall not be less than the fair market value per share on the date the option is granted. For purposes of the Plan, the fair market value of the Common Stock shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day,
(iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Common Stock is listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Common Stock shall be the value determined by the Board, in its sole discretion.

     8.  Manner of Payment; Manner of Exercise.
         -------------------------------------

         (a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Board of Directors, by delivery of
         (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised,
         (iii) cancellation of shares otherwise issuable upon exercise of an option, or (iv) any combination of (i), (ii) and (iii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board of Directors.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after seven (7) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a shareholder of the Company as to the Shares acquired upon such exercise.

     9.  Exercise of Options.
         -------------------

     Each option granted under the Plan shall, subject to Section 10(b) and
Section 13 hereof, be exercisable at such time or times and during such period as determined by the Board of Directors which shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

     To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock or such lesser number of shares as are then issuable upon exercise of an option.

     Notwithstanding the foregoing, the Board of Directors may in its discretion
(i) specifically provide for another time or times of exercise or (ii) accelerate the exercisability of any option subject to such terms and conditions as the Board of Directors deems necessary and appropriate.

     10. Term of Options; Exercisability.
         -------------------------------

         (a)   Term.
               ----

               (1) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

               (2) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate, in the case of both non-qualified and incentive stock options, ninety (90) days after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

               (3) If an optionee's employment terminates because the optionee has become permanently disabled (within the meaning of (S)22(e)(3) of the Code), or because of the death of the optionee, then such option shall terminate one year after the date such optionee ceases to be an employee of the Company or one of its subsidiaries or on the date on which the option expires by its terms, whichever occurs first.

               (4) Notwithstanding subparagraph (2) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

         (b)   Exercisability.
               --------------

               An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

     11. Options Not Transferable.
         ------------------------

     The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution or (solely with respect to non-qualified stock options) pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to non-qualified stock options, trustee process or similar process, whether legal or equitable, upon such option. Notwithstanding the foregoing to the contrary, the Board may, in its sole discretion and in the manner established by the Board, provide for the irrevocable transfer, without payment of consideration, of any non-qualified stock option by an optionee to such optionee's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the option shall be exercisable only by the transferee or such transferee's legal representative.

     12.  Recapitalizations, Reorganizations and the Like.
          -----------------------------------------------

          (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

          (b) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

          (c) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


     13.  Change in Control.
          -----------------

          (a) Accelerated Vesting and Company Purchase Option.  Notwithstanding
              -----------------------------------------------
          any provision of this Plan or any Agreement to the contrary (unless such Agreement contains a provision referring specifically to this
          Section 13 and stating that this Section 13 shall not be applicable to the Option evidenced by such Agreement), if a Change in Control or a Potential Change in Control (each as defined below) occurs, then:

               (i) At the Company's option, any and all options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no option which has previously been exercised or otherwise terminated shall become exercisable; and

               (ii) The Company may, at its option, terminate any or all unexercised options and portions thereof not more than 30 days after such Change in Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each option so terminated, pay to the optionee (or such optionee's transferee, if applicable) theretofore holding such option cash in an amount equal to the difference between the fair market value (as defined in Section 7, above) of the shares of Common Stock subject to the option at the time the Company exercises its option under this
          Section 13(a)(ii) and the exercise price of the option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Board may, in its sole discretion, terminate such option without any payment.

          (b)  Definition of Change in Control.  For purposes of the Plan, a
               -------------------------------
          "Change in Control" means the happening of any of the following:

               (i) When any "person" as defined in (S)3(a)(9) of the 1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" as defined in (S)13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who is a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

               (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this
          Section 13(b)(ii); or

               (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, by merger, or otherwise.

          Provided that neither an initial nor any secondary public offering of common stock of the Company pursuant to a registration statement under the 1933 Act nor any issuance of securities of the Company or any subsidiary of the Company in connection with an acquisition of a dental practice or other business entity by the Company or any subsidiary of the Company shall constitute a Change in Control; and provided further that a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board had approved such change prior to either (A) the commencement of any of the events described in Sections 13(b)(i), (ii), (iii), or 13(c)(i) of this Plan, or (B) the commencement by any person other than the Company of a tender offer for shares of Common Stock.

          (c)  Definition of Potential Change in Control.  For purposes of the
               -----------------------------------------
          Plan, a "Potential Change in Control" means the happening of any one of the following:

               (i) The approval by the stockholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 13(b), above; or

               (ii) The acquisition of beneficial ownership of the Company, directly or indirectly, by any entity, person, or group (other than the Company, a subsidiary of the Company, any Company employee benefit plan (including any trustee of such plan acting as such trustee), an Existing Stockholder, or an affiliate of an Existing Stockholder) representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

     14.  No Special Employment Rights.
          ----------------------------

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

     15.  Withholding.
          -----------

     The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements. On or after the date of the first registration of an equity security of the Company under Section 12 of the 1934 Act, if an optionee is an officer of the Company within the meaning of Section 16 of the 1934 Act, he may elect to pay such withholding tax obligations in accordance with rules prescribed by the Board by having the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall equal the fair market value of the shares on the day the option is exercised as determined by the Board.

     16.  Restrictions on Issue of Shares.
          -------------------------------

          (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

               (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

          (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     17.  Purchase for Investment; Rights of Holder on Subsequent Registration.
          --------------------------------------------------------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     18.  Loans.
          -----

     The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

     19.  Modification of Outstanding Options.
          -----------------------------------

     The Board of Directors may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

     20.  Approval of Stockholders.
          ------------------------

     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve
(12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Board of Directors may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     21.  Termination and Amendment.
          -------------------------

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 21, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. The Board of Directors may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in
Section 12, without the consent of the optionee, the Board of Directors shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

     22.  Compliance with Rule 16b-3.
          --------------------------

     It is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

     23.  Reservation of Stock.
          --------------------

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     24.  Limitation of Rights in the Option Shares.
          -----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     25.  Notices.
          -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

     26.  Effective Date.
          --------------

     The Plan is effective October 27, 1997.

     27.  Term of Plan.
          ------------

     No option shall be granted pursuant to the Plan on or after January 11, 2006 (the tenth anniversary of the effective date of the 1996 Stock Option
Plan), but options granted prior to such date may extend beyond that date.

     28.  Savings Clause.
          --------------

     In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan is intended to comply in all respects with applicable law and regulation, including (S)422 of the Code and, with respect to persons subject to (S)16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan shall be held to violate or be unenforceable in any respect under (S)422 or Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under (S)422 or Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan to be in compliance with (S)422 and Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to optionees who are Reporting Persons or covered employees as defined under (S)162(m) of the Code without so restricting, limiting, or conditioning this Plan with respect to other optionees.

                                AMENDMENT NO. 1
                                      TO
                         AMERICAN DENTAL PARTNER, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Shares Subject To Plan
         ----------------------

     The total number of shares of Common Stock for which options may be granted under the Plan, as provided under Section 2(a) of the Plan (as previously adjusted pursuant to Section 12 of the Plan) is increased by 100,000 shares to a total of 973,246 shares of Common Stock.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is February 27, 1998, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the stockholders of the Company for approval as soon as reasonably practicable, but in any event not later than 12 months after the date of this amendment. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the stockholders of the Company within such 12-month period, this amendment and all options granted with respect to the additional shares of Common Stock subject to the Plan as a result of this amendment shall automatically become null and void and have no further force or effect.

                                AMENDMENT NO. 2
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Stock Option Plan, as previously amended (the "Plan"), is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Manner of Exercise
         ------------------

     Section 8(b) of the Plan is hereby deleted from the Plan in its entirety and replaced with the following:

          (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a shareholder of the Company as to the shares acquired upon such exercise.

     3.  Change in Control
         -----------------

     Section 13 of the Plan is hereby deleted from the Plan in its entirety and replaced with the following:

     13.  Change in Control.
          -----------------

          (a)  Accelerated Vesting and Company Purchase Option.  Notwithstanding
               -----------------------------------------------
     any provision of the Plan or any Agreement to the contrary (unless such Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the option evidenced by such Agreement), if a Change in Control (as defined below) occurs, then:

               (i) Any and all options theretofore granted under the Plan and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no option which has previously been exercised or otherwise terminated shall become exercisable; and

               (ii) The Company may, at its option, terminate any or all unexercised options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each option so terminated, pay to the optionee (or such optionee's transferee, if applicable) theretofore holding such option cash in an amount equal to the difference between the fair market value (as defined in Section 7, above) of the shares of Common Stock subject to the option at the time the Company exercises its option under this Section 13(a)(ii) and the exercise price of the option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Board may, in its sole discretion, terminate such option without any payment.

          (b)  Definition of Change in Control.  For purposes of the Plan, a
               -------------------------------
     "Change in Control" shall mean the happening of any of the following:

               (i) The direct or indirect acquisition by any "person" as defined in (S)3(a)(9) of the 1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" within the meaning of (S)13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) for purposes of this subsection (i), the term "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder; and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A),
          (B), and (C) of subsection (iii) of this Section 13(b);

               (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this
          Section 13 (b)(ii); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business
          Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          4.   Effective Date; Construction
               ----------------------------

     The effective date of this amendment is November 6, 1998, and this amendment shall be deemed to be a part of the Plan as of such date and shall be applicable to all options granted under the Plan prior to that date, as well as options hereafter granted under the Plan. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

                                AMENDMENT NO. 3
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Stock Option Plan, as previously amended by Amendment No. 1 dated February 27, 1998 ("Amendment No. 1") and Amendment No. 2 dated November 6, 1998 (collectively, the "Plan"), is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Shares Subject To Plan
         ----------------------

     The total number of shares of Common Stock for which options may be granted under the Plan, as provided under Section 2(a) of the Plan, as previously adjusted pursuant to Section 12 of the Plan and increased by Amendment No. 1, is increased by 300,000 shares to a total of 1,273,246 shares of Common Stock.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is February 26, 1999, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the stockholders of the Company for approval as soon as reasonably practicable, but in any event not later than 12 months after the date of this amendment. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the stockholders of the Company within such 12-month period, this amendment and all options granted with respect to the additional shares of Common Stock subject to the Plan as a result of this amendment shall automatically become null and void and have no further force or effect.

                                                                         ANNEX B



                        AMERICAN DENTAL PARTNERS, INC.

             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


(S)1.  Purposes of Plan.
       ----------------

       The purpose of this Amended and Restated 1996 Directors Stock Option Plan (the "Plan") of American Dental Partners, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing Eligible Directors (as defined in (S)3, below) with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. These objectives will be promoted by granting to Eligible Directors options (the "Options"), which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase shares of the Company's common stock, $.01 par value (the "Shares").

(S)2.  Administration of Plan.
       ----------------------

       The Plan shall be administered by a committee (the "Committee") of not less than two directors, none of whom shall be an Eligible Director. The member or members of the Committee shall serve at the pleasure of the Company's board of directors (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to:
(a) approve the grant of Options to Eligible Directors (such Eligible Directors, "Participants"); (b) approve the terms and conditions, not inconsistent with the terms hereof, of any Option, including without limitation time and performance restrictions, and approve the form of Stock Option Agreement (as defined in (S)5, below); (c) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (d) interpret the terms and provisions of the Plan and any Option granted and any agreements relating thereto; and (e) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

(S)3.  Participants in Plan.
       --------------------

       The persons eligible to receive Options under the Plan shall be those directors of the Company who are not employees or officers of the Company or any subsidiary of the Company (any such person, an "Eligible Director").

(S)4.  Shares Subject to Plan.
       ----------------------

       The maximum aggregate number of Shares which may be issued under the Plan shall be 10,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as Treasury Shares.

       If any Shares that have previously been the subject of an Option cease to be the subject of an Option (other than by reason of exercise), or if any Shares previously distributed under the Plan are returned to the Company in connection with the exercise of an Option (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future grants under the Plan.

(S)5.  Grant of Options.
       ----------------

       Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement (the "Stock Option Agreement") in form approved by the Committee from time to time, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Option and state that the Option is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Option shall be deemed to be the date on which the Option is granted for all purposes, unless the Committee otherwise specifies in its approval. However, the granting of an Option under the Plan shall be effective only if a written Stock Option Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

       In addition to the foregoing, all Stock Option Agreements shall include without limitation the following provisions:

       (a)  Vesting.
            -------

            Each Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Option. Each Option shall become vested with respect to Shares subject to that Option on such date or dates and on the basis of such other criteria, including without limitation performance of the Company, as the Committee may determine, in its discretion, and shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Option.

     (b)    Exercise Price.
            --------------

            The exercise price per Share issuable upon exercise of an Option shall be determined by the Committee at the time of grant and set forth in the applicable Stock Option Agreement; provided that such exercise price shall not be less than the fair market value per Share on date the Option is granted. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined by the Committee, in its sole discretion.

     (c)    Term.
            ----

            No Option shall be exercisable after the expiration of 10 years from the date on which that Option is granted.

     (d)    Method of Exercise.
            ------------------

          An Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares, plus applicable withholding taxes, by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

     (e)  Restrictions on Shares Subject to Options.
          -----------------------------------------

          Shares issued upon the exercise of any Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

     (f)  Transferability.
          ---------------

          Options shall not be transferable. Any attempted transfer shall be null and void. All Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Notwithstanding the foregoing to the contrary:
          (i) Options may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code); and (ii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the Option shall be exercisable only by the transferee or such transferee's legal representative.

     (g)  Termination of Status as an Eligible Director by Reason of Death or
          -------------------------------------------------------------------
          Disability.
          ----------

          If a Participant's status as an Eligible Director terminates by reason of the Participant's death or disability (as defined by the Committee from time to time, in its sole discretion), then (i) unless otherwise determined by the Committee within 90 days of such termination, to the extent an Option held by such Participant is not vested as of the date of such termination, such Option shall automatically terminate on such date; and (ii) to the extent an Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of such termination, such Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, the distributee of the Participant's estate, or the Participant's other successor in interest, whichever is applicable (A) if such termination results from the Participant's death, for a period of one year from the date of death or, if sooner, until the expiration of the stated term of the Option, (B) if such termination results from the Participant's disability, for one year from the date of termination of the Participant's status as an Eligible Director or, if sooner, until the expiration of the stated term of the Option, or
          (C) for such other period as the Committee may specify at or after grant or the Participant's death or disability.

     (h)  Other Termination of Status as an Eligible Director.
          ---------------------------------------------------

          If a Participant's status as an Eligible Director terminates for any reason other than death or disability, then (i) to the extent any Option held by such Participant is not vested as of the date of termination, such Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee at or after grant or termination, to the extent any Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised for a period of 90 days from the date of termination or, if sooner, until the expiration of the stated term of the Option; provided that, if the Participant's status as an Eligible Director is terminated for Cause, any and all unexercised Options held by such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's status as an Eligible Director is for "Cause" shall be determined by the Committee, in its sole discretion.

     (i)  Effect of Termination of Participant's Status as an Eligible Director
          ---------------------------------------------------------------------
on Transferee.
-------------

          Except as otherwise permitted by the Committee, in its sole discretion, no Option held by a transferee of a Participant pursuant to (S)5(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under (S)(S)5(g) and 5(h) without specification of other periods by the Committee as provided therein.

(S)6.  Restriction on Exercise After Termination.
       ------------------------------------------

       Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") shall be exercisable if, prior to such exercise, the Participant violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Stock Option Agreement pursuant to which such Unexercised Right was awarded or otherwise conducts himself in a manner adversely affecting the Company or any subsidiary of the Company, as determined by the Committee, in its sole discretion.

(S)7.  Withholding Tax.
       ----------------

       The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

(S)8.  Securities Law Restrictions.
       ---------------------------

       No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

        The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

       All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

(S)9.  Change in Capital Structure.
       ---------------------------

       In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Options, all as determined by the Committee in its sole discretion.

       In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Options, as determined by the Committee in its sole discretion.

       The Committee's determination of the adjustments appropriate to be made under this (S)9 shall be conclusive upon all Participants under the Plan.


(S)10. Change in Control.
       -----------------

       (a) Accelerated Vesting and Company Purchase Option.
           -----------------------------------------------

           Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this (S)10 and stating that this (S)10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control or a Potential Change in Control (each as defined below) occurs, then:

           (i) Any and all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

           (ii) The Company may, at its option, terminate any or all unexercised Options and portions thereof not more than 30 days after such Change in Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in (S)5(a), above) of the Shares subject to the Option at the time the Company exercises its option under this (S)10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Option without any payment.

     (b)   Definition of Change in Control.
           -------------------------------

           For purposes of the Plan, a "Change in Control" means the happening of any of the following:

           (i) When any "person" as defined in (S)3(a)(9) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and as used in
           (S)(S)13(d) and 14(d) thereof, including a "group" as defined in
           (S)13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who is a stockholder of the Company on the effective date of this Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13 d-3 under the 1934 Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

           (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this (S)10(b)(ii); or

           (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, by merger, or otherwise.

           Provided that neither an initial or any secondary public offering of common stock of the Company pursuant to a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), nor any issuance of securities of the Company or any subsidiary of the Company in connection with an acquisition of a dental practice or other business entity by the Company or any subsidiary of the Company shall constitute a Change in Control; and provided further that a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board had approved such change prior to either (A) the commencement of any of the events described in
           (S)(S)10(b)(i), (ii), (iii), or 10(c)(i) of this Plan, or (B) the commencement by any person other than the Company of a tender offer for Shares.

     (c)   Definition of Potential Change in Control.
           -----------------------------------------

           For purposes of the Plan, a "Potential Change in Control" means the happening of any one of the following:

           (i) The approval by the stockholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in (S)10(b), above; or

           (ii) The acquisition of beneficial ownership of the Company, directly or indirectly, by any entity, person, or group (other than the Company, a subsidiary of the Company, any Company employee benefit plan (including any trustee of such plan acting as such trustee), an Existing Stockholder, or an affiliate of an Existing Stockholder) representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(S)11.  Six-Month Holding Period.
        ------------------------

        Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

(S)12.  No Enlargement of Rights.
        ------------------------

        The adoption of this Plan and the grant of one or more Options to an Eligible Director shall not confer any right to the Eligible Director to continue in the status of Eligible Director and shall not restrict or interfere in any way with the right of the Company to terminate such Eligible Director's status as such at any time, with or without cause.

(S)13.  Rights as Stockholder.
        ---------------------

        No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

(S)14.  Acceleration of Rights.
        ----------------------

        The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Option.

(S)15.  Definition of Subsidiary.
        ------------------------

        The terms "subsidiary" and "subsidiary corporation" when used in the Plan or any Stock Option Agreement made pursuant to the Plan mean a subsidiary corporation as defined in (S)424(f) of the Code.

(S)16.  Interpretation, Amendment or Termination of Plan.
        ------------------------------------------------

        The interpretation by the Committee of any provision of the Plan or of any Stock Option Agreement executed pursuant to the grant of an Option under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that no such action shall adversely affect any Participant's rights with respect to outstanding Options then held by such Participant without such Participant's consent.

(S)17.  Protection of Board and Committee.
        ---------------------------------

        No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

(S)18.  Government Regulations.
        ----------------------

        Notwithstanding any provision of the Plan or any Stock Option Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.

(S)19.  Governing Law.
        -------------

        The Plan shall be construed and governed by the laws of the State of Delaware.

(S)20.  Genders and Numbers.
        -------------------

        When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

(S)21.  Captions.
        --------

        The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

(S)22.  Effective Date; Effect on Original Plan.
        ---------------------------------------

        The Plan is effective February 17, 1997 (the "Effective Date"). The Plan is an amendment and restatement of the Company's 1996 Directors Stock Option Plan dated September 27, 1996 (the "Original Plan"), and supersedes the Original Plan in its entirety.

(S)23.  Term of Plan.
        ------------

        No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

(S)24.  Private Company Provisions.
        --------------------------

        Notwithstanding any of the foregoing provisions of the Plan to the contrary, unless and until such time as the Company has completed an initial public offering for its common stock pursuant to a registration statement filed under the 1933 Act, the following provisions shall apply:

     (a)  Restrictive Legend.
          ------------------

          If one or more Options or other rights under the Plan are exercised pursuant to exemptions from the federal and state securities laws:
          (a) any Shares issued upon exercise of those Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the federal and state securities laws or a valid exemption from such registration is available; and (b) the Company may cause each certificate evidencing the ownership of any Shares issued upon exercise of those Options or rights to be imprinted with a legend in the following form:

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any Federal or state securities laws.

     (b)  Purchase Option.
          ---------------

          If the Participant ceases to be an Eligible Director due to such Participant's resignation, replacement, discharge, or any other reason other than such Participant's death, disability, or retirement, then the Company shall have the exclusive right and option to purchase from the Participant, the executor or administrator of the Participant's estate, or the Participant's other successor in interest, as the case may be (for purposes of this subsection, the "Selling Stockholder"), any or all of the Shares which may have been purchased by the Participant under the Plan (including without limitation any Shares purchased upon exercise of an Option after termination of the Participant's employment and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends, or similar sources as a result of receiving Shares under the Plan).

          In order to exercise its purchase option under this subsection, the Company shall give written notice to the Selling Stockholder, stating that the Company thereby exercises its option under this subsection, at any time after termination of the Participant's status as an Eligible Director. The purchase price per Share for the Shares under this subsection shall be equal to: (i) the fair market value of the total stockholders' equity of the Company, as determined by an appraisal which shall be made by an independent firm of certified public accountants selected by the Board and which shall be approved by the Board, if such appraisal was so made and approved not earlier than 15 months prior to the termination of the Participant's status as an Eligible Director or, if not, a new appraisal made by such an independent firm and approved by the Board, plus or minus any increases or decreases in the book value of the total stockholders' equity of the Company from the effective date of such appraisal to the last day of the calendar month of termination of the Participant's status as an Eligible Director (whether such termination was before or after the effective date of such appraisal), divided by
          (ii) the total outstanding shares of common stock of the Company as of the last day of that calendar month, calculated on a fully diluted basis under generally accepted accounting principles. In the event of any disagreement between the Selling Stockholder and the Company concerning calculation of the purchase price for the Shares under this subsection, the calculation shall be made by any independent firm of certified public accountants selected by the Board, whose determination shall be final and conclusive on all interested parties. All costs of any such appraisal shall be borne by the Company, and all costs of any calculation of the purchase price by an independent firm of certified public accountants to resolve any such disagreement shall be borne equally by the Selling Stockholder and the Company.

          If the Company exercises its option under this subsection, the purchase and sale of the Shares shall be closed within 20 business days after determination of the purchase price, at a time and place reasonably specified by the Company. At the closing, the Selling Stockholder shall assign and transfer the Shares to the Company free and clear of all encumbrances or other claims, and the Company shall execute and deliver to the Selling Shareholder the Company's promissory note: (i) dated as of the closing date, (ii) payable to the order of the Selling Shareholder, (iii) in a principal amount equal to the full purchase price, (iv) payable on or before the fourth anniversary of the closing date, (v) with interest payable at maturity calculated on the unpaid principal amount from the closing date to the payment date at a rate per annum equal to the then-applicable federal rate, determined in good faith by the Company. The Company may elect, in its discretion, to pay all or any part of the purchase price by good and sufficient check at the closing, in which event the Company's promissory note shall be eliminated or reduced by that amount, as the case may be. The Company may prepay its promissory note at any time without penalty.

     (c)  Restriction on Transfers.
          ------------------------

          No Shares issued upon exercise of an Option may be sold or otherwise transferred while the holder of those Shares is an Eligible Director without the prior written consent of the Company.

     (d)  First-Refusal Option.
          --------------------

          If the holder of any Shares issued upon exercise of one or more Options desires to sell, and receives a bona fide written offer to buy, all or any part of his Shares, for a price computed and payable in dollars, and if such holder is not an Eligible Director, such holder may sell such Shares, but only pursuant to the following provisions of this subsection. Such holder shall obtain from the person or persons who propose to buy such Shares (collectively, the "Buyer") a written offer to buy such Shares (the "Offer") which shall include the following provisions: (i) the number of Shares to be purchased, the price, the terms of payment, and the other terms and conditions of the proposal; (ii) agreement by the Buyer that the Offer shall be irrevocable for a specified period of time expiring not earlier than 20 business days after the date that notice of the Offer is given to the Company; and (iii) the consideration received from such holder for the Buyer's agreement that the Offer shall be irrevocable for the specified period of time. At the time of obtaining the Offer, such holder shall part with adequate consideration to bind the Buyer to his agreement that the Offer shall be irrevocable for the specified period of time.

          Upon obtaining an Offer that such holder desires to accept, such holder shall give written notice of the Offer and its acceptability to the Company, enclosing a photocopy of the Offer, and shall make the signed original of the Offer available to the Company for examination upon request. The Company shall have the exclusive right and option to purchase all, but only all, of the Shares described in the Offer under whichever of the following three sets of price and terms and conditions that it elects, in its discretion: (i) for the purchase price and upon the other terms and conditions specified in the Offer, or (ii) for the purchase price and upon the other terms and conditions which would be applicable under (S)23(b), above, if such holder's status as an Eligible Director had terminated on the date when such holder gave written notice of the Offer, or (iii) for the purchase price specified in the Offer and upon the other terms and conditions which would be applicable under (S)23(b), above, if such holder's status as an Eligible Director had terminated on the date when such holder gave written notice of the Offer (including without limitation execution and delivery of the Company's promissory note meeting the requirements of (S)23(b), above).

          In order to exercise its purchase option under this subsection, the Company shall give written notice to such holder, stating that the Company thereby exercises its option under this subsection, at any time not later than 10 business days after the Company receives the written notice from such holder. If the Company exercises its option under this subsection, the purchase and sale of such shares shall be closed, at a time and place reasonably specified by the Company, within 20 business days after the later of: (i) the date when the Company exercises its option under this subsection, or (ii) the date when the purchase price has been determined. In that event, the terms for payment of the purchase price and the other terms and conditions for purchase shall be not less favorable to the Company that those specified in the Offer.

          If the Company fails to exercise its purchase option under this subsection, such holder may sell the Shares specified in the Offer to the Buyer at the price and on the terms and conditions of the Offer, subject to compliance with all other requirements in the Plan. Upon completion of the sale of the Shares pursuant to the preceding sentence, the Shares shall remain subject to all requirements and restrictions of the Plan, including without limitation the Company's option to purchase the Shares in the event of any subsequent sale or other transfer, as described in this (S)23(d).

(S)25.  Savings Clause.
        --------------

        In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan or transaction to be in compliance with Rule 16b-3.

                                AMENDMENT NO. 1
                                      TO
                         AMERICAN DENTAL PARTNER, INC.
             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Directors Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Administration
         --------------

     Section 2 of the Plan is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

               The Plan shall be administered by a committee (the "Committee") of one or more directors, none of whom shall be an Eligible Director.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is October 27, 1997, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

                                AMENDMENT NO. 2
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Directors Stock Option Plan, as previously amended (the "Plan"), is hereby amended pursuant to the following provisions:

     1.      Definitions
             -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.      Change in Control.
             -----------------

     Section 10 of the Plan is hereby deleted from the Plan in its entirety and replaced with the following:

     (S)10.  Change in Control.
             -----------------

             (a)    Accelerated Vesting and Company Purchase Option.
                    -----------------------------------------------

          Notwithstanding any provision of the Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this (S)10 and stating that this (S)10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control (as defined below) occurs, then:

                    (i) Any and all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

                    (ii) The Company may, at its option, terminate any or all
             unexercised Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the optionee (or such optionee's transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in (S)5(b), above) of the Shares subject to the Option at the time the Company exercises its option under this (S)10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Board may, in its sole discretion, terminate such Option without any payment.

          (b)  Definition of Change in Control.
               -------------------------------

          For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following:

               (i) The direct or indirect acquisition by any "person" as defined in (S)3(a)(9) of the 1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" within the meaning of (S)13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder; and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A),
          (B), and (C) of subsection (iii) of this (S)10(b);

               (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this (S)10 (b)(ii); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business
          Combination: (A) all or substantially all of the individuals and entities who were the beneficial o wners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

    4.    Effective Date; Construction
          ----------------------------

     The effective date of this amendment is November 6, 1998, and this amendment shall be deemed to be a part of the Plan as of such date and shall be applicable to all Options granted prior to that date, as well as Options hereafter granted. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

                                AMENDMENT NO. 3
                                      TO
                        AMERICAN DENTAL PARTNERS, INC.
             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Directors Stock Option Plan, as previously amended by Amendment No. 1 dated October 27, 1997 and Amendment No. 2 dated November 6, 1998 (collectively, the "Plan"), is hereby amended pursuant to the following provisions:

     1.  Definitions
         -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.  Shares Subject To Plan
         ----------------------

     The total number of Shares for which Options may be granted under the Plan, as provided under (S)4 of the Plan, as previously adjusted pursuant to (S)9 of the Plan, is increased by 25,000 Shares to a total of 85,000 Shares.

     3.  Effective Date; Construction
         ----------------------------

     The effective date of this amendment is February 26, 1999, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

     This amendment shall be submitted to the stockholders of the Company for approval as soon as reasonably practicable, but in any event not later than 12 months after the date of this amendment. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the stockholders of the Company within such 12-month period, this amendment and all options granted with respect to the additional shares of Common Stock subject to the Plan as a result of this amendment shall automatically become null and void and have no further force or effect.

                                     PROXY

                        AMERICAN DENTAL PARTNERS, INC.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned hereby appoints Ron Levenson and Lee Feldman, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of American Dental Partners, Inc. to be held at the offices of Summit Partners located at 600 Atlantic Avenue, Suite 2800, Boston, Massachusetts 02210, on Friday, May 7, 1999, at 2:00 p.m., local time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present.


-------------                                                   ---------------
 SEE REVERSE    CONTINUED AND TO BE  SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                            SIDE
-------------                                                   ---------------


                                                                          _____
                      (Please sign exactly as your name or names appear hereon, indicating where proper, official position or representa-tive capacity).



Signature:______________ Date:_________ Signature:_______________ Date:_________

AMERICAN DENTAL PARTNERS, INC.
     c/o EquisServe
     P.O. Box 8040
     Boston, Ma 02266-8040





   (1965 - AMERICAN DENTAL PARTNERS, INC. - NAME: ADP53A.ELX] [VERSION 32]
                                  [03/23/99]

                                  DETACH HERE
--------------------------------------------------------------------------------

     PLEASE MARK
[X]  votes as in
     this example


The Proxies will vote as specified below, or if a choice is not specified, they will vote FOR the nominees listed in Item 1 and FOR Item 2 and Item 3.

1. Election of Class II Directors, each to serve a
   term of three years, expiring in 2002 and until
   his successor has been duly elected and
   qualified.
                                                        2. Proposal to amend the American Dental Partners,   FOR   AGAINST  ABSTAIN
   Nominees: James T. Kelly and Martin J. Mannion          Inc. 1996 Stock Option Plan to increase by
                                                           300,000 shares the total number of shares of      [_]     [_]       [_]
                         FOR            WITHHELD           common stock available for issuance thereunder.
                         [_]               [_]
                                                        3. Proposal to amend the American Dental Partners,   FOR   AGAINST  ABSTAIN
   [_] ________________________________________            Inc. 1996 Directors Stock Option Plan to
       For both nominees except as noted before            increase by 25,000 shares the total number        [_]     [_]       [_]
                                                           of shares of common stock available for
                                                           issuance thereunder.

                                                        4. On such other business as may properly come before
                                                           the meeting.


                                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT              [_]

                                                        (Please sign exactly as your name or names appear hereon,
                                                        indicating where proper, official position or representative capacity).


Signature: _____________________________ Date: _______________   Signature: _____________________________ Date: __________________